UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUND, INC.

WESTERN ASSET CORE BOND FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 32.5%
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.6%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$3,950,000	$4,065,628	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	4,140,000	4,143,461
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,830,000	2,287,204
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,230,000	6,013,579
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,160,000	1,174,048	(a)

Total Automobiles				17,683,920

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc., Senior Notes	5.810%	11/10/15	4,400,000	4,630,868

Internet & Catalog Retail - 0.0%
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	105,920

Media - 1.5%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	48,572
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	660,000	827,297
CBS Corp., Senior Notes	7.625%	1/15/16	2,470,000	2,676,685
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,020,593
Comcast Corp., Senior Notes	6.300%	11/15/17	2,260,000	2,580,976
Comcast Corp., Senior Notes	3.600%	3/1/24	1,780,000	1,810,903
Comcast Corp., Senior Notes	5.650%	6/15/35	2,980,000	3,503,056
Comcast Corp., Senior Notes	6.950%	8/15/37	1,130,000	1,514,052
Comcast Corp., Senior Notes	6.550%	7/1/39	300,000	392,053
COX Communications Inc., Senior Notes	6.950%	6/1/38	70,000	87,067	(a)
COX Communications Inc., Senior Notes	4.700%	12/15/42	70,000	67,514	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	3,530,000	3,483,280	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	1,110,000	1,209,178
Time Warner Cable Inc., Debentures	7.300%	7/1/38	450,000	611,957
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	2,280,000	2,876,229
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	130,000	128,283
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,830,000	2,279,216
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	2,720,000	2,878,625
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	910,000	1,169,095
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,140,000	1,341,342
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	258,906
Time Warner Inc., Senior Debentures	7.700%	5/1/32	4,640,000	6,385,559
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,260,000	2,462,711
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	255,038
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	400,948
Viacom Inc., Senior Notes	4.250%	9/1/23	2,010,000	2,070,579

Total Media				42,339,714

Specialty Retail - 0.4%
Autozone Inc., Senior Notes	6.950%	6/15/16	5,620,000	6,152,338
Home Depot Inc., Senior Notes	5.400%	3/1/16	4,250,000	4,532,285

Total Specialty Retail				10,684,623

TOTAL CONSUMER DISCRETIONARY				75,445,045

CONSUMER STAPLES - 3.3%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,420,000	4,986,591
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,377,798
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,540,000	3,345,095
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	860,000	955,992
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,250,000	3,186,073

Heineken NV, Senior Notes	1.400%	10/1/17	1,400,000	1,390,878	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	410,000	411,953
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	120,365

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Beverages - (continued)
PepsiCo Inc., Senior Notes	4.000%	3/5/42	$480,000	$455,876
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,200,000	6,551,893	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	290,000	320,008	(a)

Total Beverages				24,102,522

Food & Staples Retailing - 0.5%
CVS Health Corp., Senior Notes	2.750%	12/1/22	210,000	200,370
CVS Health Corp., Senior Notes	5.750%	5/15/41	180,000	212,376
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	7,383,053	8,538,560
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	585,646	712,903
Kroger Co., Senior Notes	6.900%	4/15/38	1,080,000	1,384,326
Kroger Co., Senior Notes	5.150%	8/1/43	210,000	224,557
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	477,022
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,850,000	3,639,493

Total Food & Staples Retailing				15,389,607

Food Products - 0.8%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	2,168,000	2,442,733
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	2,950,000	2,986,064
Mondelez International Inc., Senior Notes	5.375%	2/10/20	7,932,000	8,992,945
Mondelez International Inc., Senior Notes	4.000%	2/1/24	2,990,000	3,063,760
WM Wrigley Jr. Co., Senior Notes	4.650%	7/15/15	1,070,000	1,103,249
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	684,839	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,830,000	1,855,715	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	740,000	751,021	(a)

Total Food Products				21,880,326

Tobacco - 1.1%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,230,000	4,204,840
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,738,734
Altria Group Inc., Senior Notes	2.850%	8/9/22	3,620,000	3,467,366
Altria Group Inc., Senior Notes	9.950%	11/10/38	200,000	330,692
Altria Group Inc., Senior Notes	10.200%	2/6/39	620,000	1,044,670
Altria Group Inc., Senior Notes	5.375%	1/31/44	1,770,000	1,885,852
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	5,000,000	6,116,545
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,750,000	1,749,655
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,600,000	2,483,146
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,570,000	1,576,352
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	94,394
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,460,000	1,408,731
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,240,000	1,418,477

Total Tobacco				30,519,454

TOTAL CONSUMER STAPLES				91,891,909

ENERGY - 4.3%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	450,000	546,059
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,280,000	2,540,189
Petrofac Ltd., Senior Notes	3.400%	10/10/18	3,730,000	3,833,634	(a)
Transocean Inc., Senior Notes	6.375%	12/15/21	180,000	191,465

Total Energy Equipment & Services				7,111,347

Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	472,320
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	5,320,000	6,030,316
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	201,237
Apache Corp., Senior Notes	3.250%	4/15/22	1,320,000	1,322,765
Apache Corp., Senior Notes	6.000%	1/15/37	520,000	613,171
Apache Corp., Senior Notes	5.100%	9/1/40	3,370,000	3,568,426
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	164,521
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,470,000	2,451,418
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	487,959
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,670,000	2,229,255

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - (continued)
Devon Energy Corp., Senior Notes	3.250%	5/15/22	$1,630,000	$1,618,240
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,850,000	3,177,177
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	830,000	1,159,739
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,910,000	2,946,375
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,010,000	3,979,057
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	1,320,000	1,498,921
Hess Corp., Notes	8.125%	2/15/19	430,000	530,075
Hess Corp., Notes	7.875%	10/1/29	1,430,000	1,941,244
Hess Corp., Notes	7.300%	8/15/31	491,000	655,447
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,359,056
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,970,000	5,268,737
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	3,380,000	3,403,055
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,833,000	16,053,196
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,223,383
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,070,000	3,216,224
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,800,000	3,006,388
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,723,000	2,865,168
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	10,510,000	10,623,718
Petroleos Mexicanos, Notes	6.375%	1/23/45	7,730,000	8,741,084	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	4,719,000	4,520,802
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	514,000	562,892
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	597,000	677,595
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,780,000	4,169,030
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,244,531	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	5,400,000	5,542,695	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	720,000	767,451
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,373,000	2,751,781
Williams Cos. Inc., Notes	7.875%	9/1/21	400,000	481,832
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	31,298
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,103,000	1,399,699

Total Oil, Gas & Consumable Fuels				115,957,278

TOTAL ENERGY				123,068,625

FINANCIALS - 12.3%
Banks - 6.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,124,192
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,210,696
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	600,859
Bank of America Corp., Senior Notes	2.600%	1/15/19	2,400,000	2,395,325
Bank of America Corp., Senior Notes	5.625%	7/1/20	400,000	451,677
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,130,000	6,954,039
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,686,396
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,536,473
Bank of America Corp., Senior Notes	5.000%	1/21/44	5,450,000	5,749,412
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,480,000	3,608,308
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	3,670,000	3,638,266
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,540,000	1,711,809	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	135,982	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	2,460,000	2,502,275
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	6,029,911
BPCE SA, Subordinated Notes	5.150%	7/21/24	3,071,000	3,164,702	(a)
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,190,000	3,572,723
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,065,000	1,979,701
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,310,587
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	460,000	555,966
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	1,630,000	1,868,903
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,190,000	1,458,512
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	178,583	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	4,838,000	6,398,255	(a)(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	$3,930,000	$4,071,531
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	1,210,000	1,373,949
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,210,000	8,345,575	(a)(b)(c)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	440,000	497,708	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,140,000	2,165,261
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,090,000	4,505,196	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,360,577
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	8,680,000	8,457,236	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	9,000,000	8,572,500	(b)(c)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,041,000	2,112,343
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	6,779,000	7,232,657
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	641,344
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	4,685,000	5,222,416
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	2,750,000	2,634,329
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	116,267	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,270,000	5,658,873	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	1,500,000	1,586,250	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	200,000	202,966
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	3,800,000	4,420,947
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	5,045,000	5,204,679
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	7,880,000	8,327,426	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	411,251	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	880,000	992,833
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/17/14	18,320,000	17,747,500	(b)(c)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	10,882,666
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,110,000	1,160,477
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,600,659
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	657,090
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,020,000	1,984,933
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	155,088
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	524,269
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,700,000	1,915,844
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	1,800,000	1,849,500

Total Banks				190,415,692

Capital Markets - 1.9%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	825,752
Credit Suisse NY, Senior Notes	3.625%	9/9/24	2,840,000	2,801,967
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	11/17/14	700,000	532,350	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,738,717
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	5,640,000	6,279,401
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	436,555
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	1,008,828
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	363,896
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,130,000	1,138,113
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,510,000	1,501,229
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,120,000	7,412,685
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	7,725,000	8,389,435
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	11/17/14	1,430,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	740,000	853,519
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,445,378
Morgan Stanley, Medium-Term Notes	0.684%	10/18/16	3,100,000	3,108,234	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	601,782

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - (continued)
Morgan Stanley, Senior Notes	5.950%	12/28/17	$1,400,000	$1,568,017
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,040,000	2,295,100
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	4,020,000	4,374,946
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	3,310,000	3,171,738	(a)
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	459,000	517,571

Total Capital Markets				54,365,213

Consumer Finance - 1.0%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,604
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,250,000	4,536,875	(b)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	2,490,000	2,720,726
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,080,000	5,955,177
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,225,000	8,614,563
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	4,970,000	4,938,868

Total Consumer Finance				26,776,813

Diversified Financial Services - 1.3%
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	222,874
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	3,710,000	4,055,739
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,730,000	5,213,046
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,570,000	2,113,041
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	11,740,000	12,708,550	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,180,000	4,096,400	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,667,650	(a)
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,640,000	4,033,746	(a)

Total Diversified Financial Services				38,111,046

Insurance - 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,770,000	8,701,304
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	112,492
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	729,182
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,147,000	9,083,905
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	2,810,000	3,620,134	(a)

Total Insurance				22,247,017

Real Estate Investment Trusts (REITs) - 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	3,730,000	3,719,881	(a)

Thrifts & Mortgage Finance - 0.5%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	8,820,000	9,506,805
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	3,160,000	3,294,641

Total Thrifts & Mortgage Finance				12,801,446

TOTAL FINANCIALS				348,437,108

HEALTH CARE - 1.4%
Biotechnology - 0.2%
Amgen Inc., Senior Notes	3.875%	11/15/21	2,700,000	2,839,161
Celgene Corp., Senior Notes	3.625%	5/15/24	600,000	593,601
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	3,280,000	3,350,320

Total Biotechnology				6,783,082

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,460,000	2,705,875

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Equipment & Supplies - (continued)
Medtronic Inc., Senior Notes	3.125%	3/15/22	$40,000	$39,847

Total Health Care Equipment & Supplies				2,745,722

Health Care Providers & Services - 0.4%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	390,395
Humana Inc., Senior Notes	3.150%	12/1/22	750,000	732,118
Humana Inc., Senior Notes	4.625%	12/1/42	870,000	851,945
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,610,000	1,723,808
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	650,000	795,640
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,760,000	2,123,604
WellPoint Inc., Notes	5.875%	6/15/17	738,000	820,324
WellPoint Inc., Notes	7.000%	2/15/19	992,000	1,181,913
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,040,000	2,015,028

Total Health Care Providers & Services				10,634,775

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,190,000	1,225,512
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	400,000	439,036

Total Life Sciences Tools & Services				1,664,548

Pharmaceuticals - 0.6%
AbbVie Inc., Senior Notes	1.750%	11/6/17	5,260,000	5,242,069
AbbVie Inc., Senior Notes	2.900%	11/6/22	2,390,000	2,285,134
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,050,000	2,990,013
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	1,110,000	1,129,276	(a)
Pfizer Inc., Senior Notes	6.200%	3/15/19	150,000	175,303
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,080,000	2,937,297
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,338,000	1,550,614	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	70,000	71,148
Wyeth, Notes	5.950%	4/1/37	1,510,000	1,850,929
Zoetis Inc., Senior Notes	3.250%	2/1/23	680,000	665,007

Total Pharmaceuticals				18,896,790

TOTAL HEALTH CARE				40,724,917

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	290,407
Boeing Co., Senior Notes	4.875%	2/15/20	4,440,000	5,004,284
Raytheon Co., Senior Notes	3.125%	10/15/20	1,280,000	1,312,850

Total Aerospace & Defense				6,607,541

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,250,000	4,401,517

Airlines - 0.6%
Air 2 US, Notes	8.027%	10/1/19	3,118,531	3,336,828	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	188,712	219,850
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,843,808	3,192,174
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,849,423
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,164,342	1,235,600
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	352,413	385,892
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,247,337	2,427,124
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	86,341	97,566
United Airlines Inc., Senior Secured Notes	6.648%	9/15/17	137,445	145,692
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	4,212,317	4,549,302

Total Airlines				18,439,451

Building Products - 0.2%
Masco Corp., Senior Notes	6.125%	10/3/16	4,120,000	4,396,040

Commercial Services & Supplies - 0.1%
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,035,875

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - (continued)
Waste Management Inc., Senior Notes	3.500%	5/15/24	$1,180,000	$1,176,356
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	450,022

Total Commercial Services & Supplies				2,662,253

Electrical Equipment - 0.3%
ABB Finance U.S.A. Inc., Senior Notes	4.375%	5/8/42	340,000	347,739
Eaton Corp., Senior Notes	1.500%	11/2/17	1,150,000	1,145,048
Eaton Corp., Senior Notes	2.750%	11/2/22	6,830,000	6,585,240
Eaton Corp., Senior Notes	4.150%	11/2/42	1,930,000	1,839,373

Total Electrical Equipment				9,917,400

Industrial Conglomerates - 0.0%
General Electric Co., Senior Notes	4.500%	3/11/44	950,000	984,908
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	23,577

Total Industrial Conglomerates				1,008,485

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,530,000	1,542,414
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	754,829

Total Machinery				2,297,243

Road & Rail - 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	3.850%	9/1/23	6,895,000	7,122,066

TOTAL INDUSTRIALS				56,851,996

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	3,100,000	3,116,852

Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,460,000	4,427,839

TOTAL INFORMATION TECHNOLOGY				7,544,691

MATERIALS - 2.6%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	750,000	812,533
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	690,000	767,579
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	357,612

Total Chemicals				1,937,724

Metals & Mining - 2.4%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	243,888
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,710,000	1,644,972
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	2,510,000	2,411,846
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	3,840,000	3,888,964
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	649,917
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,180,000	7,327,800
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	2,080,000	2,281,812
Cliffs Natural Resources Inc., Senior Notes	4.950%	1/15/18	3,800,000	3,268,000
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,250,000	968,750
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	190,000	144,875
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	90,000	90,228
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	1,850,000	1,835,502
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,470,000	1,436,403
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,050,000	1,027,866	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	60,802
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,310,000	2,369,956
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,080,000	1,383,029
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	6,240,000	6,464,322
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	840,000	898,616
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	340,000	352,712
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	7,058,104
Vale Overseas Ltd., Notes	8.250%	1/17/34	975,000	1,220,944
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,129,000	6,910,447

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - (continued)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	$7,986,000	$8,044,537
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	830,000	903,945	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	3,540,000	3,579,567	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,995,572	(a)

Total Metals & Mining				70,463,376

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,245,767

TOTAL MATERIALS				74,646,867

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.1%
AT&T Inc., Global Notes	5.800%	2/15/19	3,000,000	3,437,817
AT&T Inc., Senior Notes	4.450%	5/15/21	740,000	801,270
AT&T Inc., Senior Notes	3.875%	8/15/21	1,180,000	1,236,844
AT&T Inc., Senior Notes	4.350%	6/15/45	3,330,000	3,060,776
CenturyTel Inc., Senior Notes	6.000%	4/1/17	4,120,000	4,431,060
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,515,000	4,824,052
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	480,000	548,784
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,020,000	1,121,146
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	2,420,000	2,814,549
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	2,440,000	2,476,415
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,120,000	2,895,815
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	12,120,000	13,421,312
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	1,580,000	1,631,426
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	3,568,000	4,346,602
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	3,726,000	4,655,235
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	7,481,000	7,502,179	(a)
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	2,253,000	2,263,695	(a)

Total Diversified Telecommunication Services				61,468,977

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,241,681
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,276,165
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,915,607

Total Wireless Telecommunication Services				10,433,453

TOTAL TELECOMMUNICATION SERVICES				71,902,430

UTILITIES - 1.1%
Electric Utilities - 0.9%
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	630,000	814,598
Duke Energy Corp., Senior Notes	3.550%	9/15/21	870,000	901,650
Exelon Corp., Bonds	5.625%	6/15/35	515,000	578,732
FirstEnergy Corp., Notes	7.375%	11/15/31	7,665,000	9,061,456
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,270,000	1,275,057
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,270,000	4,245,123
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,290,000	1,590,071
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	319,617
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	4,720,000	5,667,360
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,220,000	1,224,230

Total Electric Utilities				25,677,894

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	33,119	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	4,850,000	6,162,565

Total Gas Utilities				6,195,684

TOTAL UTILITIES				31,873,578

TOTAL CORPORATE BONDS & NOTES (Cost - $914,375,785)				922,387,166

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 6.8%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	$1,338,282	$1,376,870	(a)
Airspeed Ltd., 2007-1A G1W	0.424%	4/15/24	11,746,839	9,867,345	(a)(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.775%	1/1/32	1,007,757	890,290	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.190%	7/25/32	1,062,612	1,027,069	(b)
Apidos CDO, 2013-16A B	3.034%	1/19/25	4,550,000	4,459,000	(a)(b)(f)
Apidos CDO, 2014-18A A1	1.646%	7/22/26	3,000,000	2,983,416	(a)(b)
Argent Securities Inc., 2006-W4 A2B	0.265%	5/25/36	127,644	52,339	(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.735%	3/12/26	7,900,000	7,881,561	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,823,935	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,100,000	2,139,715	(a)
Avis Budget Rental Car Funding AESOP LLC, 2014-2A A	2.500%	2/20/21	3,550,000	3,515,922	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.782%	5/28/44	52,548	52,419	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.602%	4/28/39	610,000	602,881	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.130%	12/25/34	4,792,645	4,493,019	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.725%	9/25/34	82,978	80,965	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.815%	12/25/44	195,578	195,614	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.734%	12/27/39	5,900,000	6,533,796	(b)
Carlyle Global Market Strategies, 2013-4A A1	1.704%	10/15/25	1,000,000	999,000	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.034%	10/15/25	2,500,000	2,431,250	(a)(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.775%	1/25/33	240,646	233,248	(b)
CIFC Funding Ltd., 2014-3A A	1.642%	7/22/26	1,000,000	997,800	(a)(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.775%	9/25/33	345,395	327,656	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.495%	12/25/36	688,932	407,857	(a)(b)
Covenant Credit Partners CLO I Ltd., 2014-1A A	1.714%	7/20/26	1,250,000	1,243,750	(a)(b)(f)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.350%	2/3/29	21,061	21,229	(a)(b)(f)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.484%	10/25/36	3,715,000	3,632,902	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.505%	3/25/36	3,100,000	3,203,342	(a)(b)
FBR Securitization Trust, 2005-5 M1	0.845%	11/25/35	10,261,000	8,663,332	(b)
Flatiron CLO Ltd., 2013-1A B	2.983%	1/17/26	2,500,000	2,438,750	(a)(b)(f)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	43,048	1,309	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	1,075,000	986,036	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	1,825,000	1,650,355	(b)
GSAA Home Equity Trust, 2005-6 A3	0.525%	6/25/35	7,172,407	6,833,117	(b)
GSAA Home Equity Trust, 2005-9 2A4	0.585%	8/25/35	6,500,000	5,417,899	(b)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,393,931	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T7 A7	1.981%	11/15/46	1,100,000	1,102,090	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.335%	2/25/36	2,803,261	2,614,066	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.345%	5/25/35	238,260	233,832	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.674%	1/21/31	103,079	96,107	(b)
Long Beach Mortgage Loan Trust, 2001-1 A1	0.594%	4/21/31	8,147,477	7,604,195	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.455%	11/25/34	3,080,345	3,049,880	(b)
Long Beach Mortgage Loan Trust, 2005-2 M4	1.085%	4/25/35	14,730,000	14,082,499	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.315%	10/25/36	2,544,326	1,250,269	(b)
MASTR Asset-Backed Securities Trust, 2007-NCW A1	0.455%	5/25/37	8,135,394	7,573,352	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - (continued)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.325%	1/25/47	$1,310,452	$603,218	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.704%	4/15/26	2,060,000	2,058,970	(a)(b)(f)
North Carolina State Education Assistance Authority, 2012-1 A	0.955%	7/25/39	452,275	454,627	(b)
OZLM Ltd., 2014-8A A1A	1.715%	10/17/26	5,000,000	4,971,500	(a)(b)(f)
OZLM Ltd., 2014-8A A2A	2.425%	10/17/26	2,000,000	1,950,400	(a)(b)(f)
OZLM Ltd., 2014-8A B	3.275%	10/17/26	1,000,000	974,100	(a)(b)(f)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	5,890,410	6,044,404	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.935%	1/25/31	332,888	283,965	(b)
RAAC Series, 2007-RP2 A	0.855%	2/25/46	269,575	237,894	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.835%	3/25/33	76,030	67,605	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.615%	6/25/31	162,518	149,282	(b)
SACO I Trust, 2005-08 A1	0.715%	11/25/35	14,153	14,130	(b)
SACO I Trust, 2005-10 1A	0.675%	6/25/36	1,137,917	1,824,259	(b)
Saranac CLO Ltd., 2014-2A B	2.282%	2/20/25	750,000	735,000	(a)(b)
Saxon Asset Securities Trust, 2005-1 M1	0.845%	5/25/35	248,517	233,538	(b)
Shackleton CLO Ltd., 2013-4A B1	2.234%	1/13/25	9,800,000	9,599,100	(a)(b)(f)
Shackleton CLO Ltd., 2013-4A C	3.234%	1/13/25	1,350,000	1,328,940	(a)(b)(f)
SLM Student Loan Trust, 2011-A A3	2.654%	1/15/43	3,125,000	3,330,434	(a)(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	2,717,437	2,690,263	(a)(f)
Sound Point CLO Ltd., 2014-1A B1	2.134%	4/18/26	4,000,000	3,832,732	(a)(b)
Structured Asset Investment Loan Trust, 2004-1 A3	0.955%	2/25/34	10,291,043	9,719,396	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,382,573	1,432,470
Venture CDO Ltd., 2013-15A B1	2.284%	7/15/25	2,900,000	2,868,970	(a)(b)
Venture CDO Ltd., 2013-15A C	3.334%	7/15/25	2,250,000	2,225,250	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	8,260,000	8,229,025	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $191,017,780)				193,324,681

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.3%
ACRE Commercial Mortgage Trust	4.556%	6/15/30	1,360,000	1,372,141	(a)(b)
American Home Mortgage Assets, 2006-4 1A12	0.365%	10/25/46	1,310,998	893,482	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	0.495%	2/25/45	3,022,664	2,909,861	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	5,860,000	6,279,541
Banc of America Funding Corp., 2005-E 8A1	2.098%	6/20/35	111,866	73,713	(b)
Banc of America Funding Corp., 2006-H 1A1	2.551%	9/20/46	598,240	501,592	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	4.935%	12/25/34	93,036	90,980	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	4.892%	2/25/35	31,232	30,061	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.801%	11/25/34	4,416,642	4,325,668	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	2,375,000	2,642,641	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.325%	6/25/47	4,752,036	3,895,192	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.527%	1/15/46	700,000	735,442	(b)

CG-CCRE Commercial Mortgage Trust, 2014-FL1 A	1.104%	6/15/31	2,970,000	2,964,764	(a)(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.381%	9/10/45	15,705,217	1,642,577	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.555%	5/25/35	101,946	101,512	(a)(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	1,100,000	1,193,401	(b)
COMM Mortgage Trust, 2013-300P B	4.540%	8/10/30	4,040,000	4,317,302	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
COMM Mortgage Trust, 2013-CR13 XA, IO	1.179%	12/10/23	$31,223,521	$1,880,218	(b)
COMM Mortgage Trust, 2014-277P A	3.732%	8/10/49	2,810,000	2,865,365	(a)(b)
COMM Mortgage Trust, 2014-SAVA D	3.254%	6/15/34	4,600,000	4,601,693	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	280,000	274,090
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,010,000	1,060,537
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	440,000	468,913	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.255%	10/10/46	210,000	222,769	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	441,000	445,390	(a)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.592%	4/10/47	37,005,282	3,159,918	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.603%	3/10/47	22,596,718	2,058,787	(b)
Connecticut Avenue Securities, 2014-C03 1M1	1.355%	7/25/24	5,415,509	5,377,405	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.415%	7/25/35	4,937,603	4,282,398	(b)
Countrywide Alternative Loan Trust, 2006-0A06 1A2	0.365%	7/25/46	1,021,455	871,618	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.345%	7/25/46	1,498,551	1,265,898	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.345%	8/25/46	567,889	436,765	(b)
Countrywide Home Loans, 2005-09 2A1	0.375%	5/25/35	3,415,559	2,506,381	(b)
Countrywide Home Loans, 2005-11 3A3	2.508%	4/25/35	84,295	62,305	(b)
Countrywide Home Loans, 2005-R3 AF	0.555%	9/25/35	1,130,064	1,015,520	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.455%	5/25/35	5,110,165	4,518,725	(b)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.615%	1/15/49	2,698,000	2,921,116	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.605%	6/25/34	601,593	556,039	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AF1	0.444%	4/15/36	14,204,906	13,112,231	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.443%	10/19/45	1,932,818	1,706,444	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.707%	2/25/48	196,997	197,078	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	12,822	13,682
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	10,423	1,535
Federal Home Loan Mortgage Corp. (FHLMC), 283 IO, IO	3.500%	10/15/27	498,451	72,314
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,998,812	8,718,609
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.136%	11/15/36	1,076,194	129,286	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.346%	7/15/37	1,434,022	240,339	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.876%	9/15/37	2,603,390	310,262	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.076%	1/15/40	970,965	131,169	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,379,570
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	9,056,202	10,193,670
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.796%	10/15/41	3,672,952	678,703	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.446%	11/15/41	$4,322,111	$807,777	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.896%	8/15/39	2,728,181	314,565	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.896%	7/15/42	511,108	102,160	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	4,890,623	676,962
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.896%	8/15/42	1,015,526	227,794	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	5.846%	8/15/42	3,470,650	775,876	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,616,623	454,706
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.996%	11/15/42	678,648	155,071	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.996%	11/15/42	800,628	167,559	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.996%	11/15/42	1,144,857	240,206	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	6.046%	5/15/39	2,327,834	457,183	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.096%	9/15/42	2,289,570	415,446	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	6,549,255	813,741
Federal Home Loan Mortgage Corp. (FHLMC), 4310 SA, IO	5.796%	2/15/44	2,167,642	479,617	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4335 SW, IO	5.846%	5/15/44	1,679,264	369,811	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	7,524,580	8,445,265
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.824%	7/25/21	13,787,038	1,256,757	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.360%	4/25/20	22,203,855	1,082,971	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.724%	10/25/21	8,738,768	772,979	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.585%	12/25/21	6,633,435	540,207	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K021 X1, IO	1.641%	6/25/22	8,744,310	801,154	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	1.021%	9/25/22	6,343,445	357,884	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K037 X1, IO	1.197%	1/25/24	39,722	2,962	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.366%	6/25/21	14,043,879	960,433	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.446%	11/25/36	3,432,047	765,171	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.326%	4/25/40	1,681,267	248,920	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.426%	9/25/40	$2,633,476	$487,775	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,922,409
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.376%	12/25/40	881,421	123,361	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,243,043	1,421,160
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.486%	7/25/41	1,495,537	238,839	(b)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.546%	10/25/26	1,214,917	209,770	(b)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.446%	10/25/40	2,553,537	445,786	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	1,060,361	1,189,583
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	3,893,132	4,328,283
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,544,182	1,744,722
Federal National Mortgage Association (FNMA), 2012-070 HS, IO	5.846%	7/25/42	4,359,244	899,957	(b)
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.496%	2/25/41	1,314,382	231,938	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	5,052,414	618,425
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	271,749	247,307
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.496%	3/25/42	4,008,296	703,941	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	203,812	185,480
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.446%	7/25/42	1,371,088	272,238	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,703,511	450,647
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.946%	9/25/42	1,696,308	361,069	(b)
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.996%	11/25/42	2,086,563	459,457	(b)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.996%	11/25/42	1,526,730	327,324	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.996%	11/25/42	2,403,368	530,896	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.996%	12/25/42	2,774,823	623,737	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.996%	12/25/42	802,565	182,744	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.996%	12/25/42	2,075,815	423,126	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	4,261,154	520,844
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.387%	2/25/17	57,230,615	4,456,205	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	6,971,495	7,886,831
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	15,306,000	16,979,436
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	5,015,015	639,726

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.946%	7/25/43	$2,101,951	$462,479	(b)
Federal National Mortgage Association (FNMA), 2013-126 CS, IO	5.996%	9/25/41	6,819,769	991,233	(b)
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.867%	8/25/44	26,248,955	1,898,112	(b)
Federal National Mortgage Association (FNMA), 2014-M3 X2, IO	0.230%	1/25/24	137,905,029	1,255,156	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	1,502,186	272,018
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	481,662	77,916
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	242,352	38,997	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	240,592	40,352	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	321,035	47,554
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	1,750,474	298,543
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	6,303,573	654,903
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	6,722,431	779,535
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	1,329,578	289,798
Federal National Mortgage Association (FNMA), IO	9.500%	2/25/17	1,625	143
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	1	19
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	92	1,617
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	11,970	11,842
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	4,348,272	881,519
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	5,258,500	1,252,011
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	3,285,356	664,700
FREMF Mortgage Trust, 2014-K36 C	4.502%	12/25/46	1,740,000	1,747,383	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.988%	1/25/47	860,000	857,325	(a)(b)
GCCFC Commercial Mortgage Trust, 2007-GG9 AM	5.475%	3/10/39	2,834,000	2,997,357
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	6,165,000	6,425,940	(b)
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	3,000,000	3,293,055
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.347%	3/20/39	1,109,091	144,350	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.327%	4/20/40	556,323	92,400	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,433,915
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.396%	4/16/34	181,657	7,139	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	2,900,000	3,135,138
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,700,000	7,155,520
Government National Mortgage Association (GNMA), 2010-076 CS, IO	6.397%	6/20/40	5,574,059	1,143,206	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.497%	1/20/40	$1,247,559	$223,801	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	17,505,000	18,712,950
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	1,836,002	113,234
Government National Mortgage Association (GNMA), 2010-106 SH, IO	5.847%	8/20/40	124,941	24,074	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.705%	3/20/60	3,665,897	3,684,033	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.155%	5/20/60	1,882,810	1,923,396	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	1,315,923	1,311,784	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.536%	12/20/60	1,835,642	1,831,277	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.556%	12/20/60	4,254,665	4,250,461	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,442,617
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.937%	9/16/46	92,621,330	4,662,095	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.656%	1/20/61	2,524,929	2,532,309	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.656%	12/20/60	2,777,900	2,785,967	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.606%	2/20/61	2,489,874	2,492,675	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.636%	3/20/61	4,900,631	4,910,755	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.656%	3/20/61	3,449,220	3,459,068	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.284%	4/16/53	28,789,154	1,864,242	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.916%	3/16/49	42,690,177	2,520,684	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	4,657,872	664,885
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	1,074,994	96,947
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.946%	8/16/42	3,159,416	503,968	(b)
Government National Mortgage Association (GNMA), 2012-100 IO, IO	0.827%	8/16/52	8,920,425	585,109	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.855%	2/16/53	66,786,335	4,233,719	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.031%	1/16/53	18,333,427	1,577,591	(b)
Government National Mortgage Association (GNMA), 2012-124 AS, IO	6.046%	10/16/42	2,844,624	532,471	(b)

Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.860%	2/16/53	38,765,870	2,754,509	(b)
Government National Mortgage Association (GNMA), 2013-002 IO, IO	0.741%	5/16/54	27,254,911	1,546,961	(b)
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.773%	9/16/51	101,116,847	6,578,460	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	24,923,704	1,853,885	(b)
Government National Mortgage Association (GNMA), 2013-147 QS, IO, PAC	6.597%	12/20/39	4,882,862	885,312	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.547%	6/20/43	$5,064,668	$1,022,860	(b)
Government National Mortgage Association (GNMA), 2013-153 AB	2.900%	6/16/44	778,748	797,469	(b)
Government National Mortgage Association (GNMA), 2013-154 AB	2.900%	2/16/44	6,234,461	6,391,551	(b)
Government National Mortgage Association (GNMA), 2013-163, IO	1.215%	2/16/46	25,254,036	2,024,692	(b)
Government National Mortgage Association (GNMA), 2013-178 A	2.250%	3/16/35	6,997,053	7,141,444
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.944%	6/16/55	17,385,278	1,094,803	(b)
Government National Mortgage Association (GNMA), 2013-187 S, IO	5.997%	12/20/43	3,274,514	643,049	(b)
Government National Mortgage Association (GNMA), 2013-193 AB	2.000%	12/16/49	4,577,474	4,580,481
Government National Mortgage Association (GNMA), 2014-005 SP, IO, PAC	5.996%	6/16/43	3,923,377	548,206	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.382%	2/16/48	27,231,397	2,179,220	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.038%	9/16/55	26,757,388	1,977,344	(b)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	1.038%	1/16/57	75,869,153	7,151,654	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.375%	6/25/45	3,702,079	3,289,860	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.415%	10/25/45	711,039	631,388	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.014%	7/10/38	1,800,000	1,922,540	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,630,000	1,773,847	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.505%	1/25/35	190,257	159,677	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.505%	3/25/35	7,986,810	6,985,688	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	447,225	452,846
HarborView Mortgage Loan Trust, 2005-9 2A1A	0.494%	6/20/35	544,694	526,167	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B	0.524%	6/20/35	11,494,647	10,601,099	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.605%	7/25/34	273,681	271,776	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.505%	8/25/36	804,662	793,403	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.405%	4/25/37	4,761,070	4,403,404	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.549%	9/25/35	53,697	47,355	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.251%	11/15/45	940,000	999,974	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.050%	1/15/47	490,000	525,473	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 XA, IO	1.288%	8/15/47	40,984,533	3,299,743	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 A4	3.801%	9/15/47	4,900,000	5,027,214
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.714%	9/15/47	2,080,000	2,065,844	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 AM	5.372%	5/15/47	9,365,409	9,736,944
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	6.082%	2/12/51	1,845,000	2,048,575	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2012-LC9 XA, IO	2.080%	12/15/47	12,296,288	1,186,788	(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	6.101%	7/15/44	840,000	926,076	(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.557%	6/15/36	1,538,056	3,813	(a)(b)(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.370%	9/15/45	760,000	854,576	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Lehman XS Trust, 2005-7N 1A1B	0.455%	12/25/35	$62,836	$36,701	(b)
Luminent Mortgage Trust, 2006-1 A1	0.395%	4/25/36	342,142	232,651	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.385%	5/25/37	163,212	113,748	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.178%	12/25/34	86,387	83,382	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	522,741	535,527	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	98,791	101,325	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.505%	5/25/35	765,138	631,115	(a)(b)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	743,344	781,214	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.623%	12/25/35	60,484	57,154	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	6.028%	6/12/50	620,000	680,242	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.462%	2/25/36	266,608	254,419	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.021%	8/15/45	10,094,060	872,914	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 AS	3.476%	11/15/45	860,000	862,654
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	426,000	417,665
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.218%	7/15/46	510,000	540,904	(b)
Morgan Stanley Capital I Trust, 2007-HQ11 A4FL	0.289%	2/12/44	7,380,000	7,338,576	(b)
Morgan Stanley Capital I Trust, 2007-IQ14 A4	5.692%	4/15/49	60,000	65,174	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.429%	10/25/34	396,362	392,898	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.517%	7/25/35	1,860,692	1,708,930	(b)
Mortgage IT Trust, 2005-1 1A1	0.475%	2/25/35	737,856	723,336	(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	299,627	308,106	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	229,341	214,884
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	8,798,240	8,820,235	(a)(b)(f)
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.475%	4/25/35	3,879,155	3,790,113	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	6,460,663	6,724,484	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	2,494,071	2,614,582	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	468,005	470,309	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	27,028,346	27,205,787	(a)
RBSCF Trust, 2013-GSP A	3.961%	1/13/32	1,056,000	1,096,358	(a)(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.315%	1/25/37	874,320	646,702	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	3,908,864	4,003,678
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.355%	2/25/24	5,480,000	5,456,469	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.805%	4/25/24	13,400,000	13,014,442	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.557%	8/25/24	13,020,000	13,046,129	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	2.657%	8/25/24	3,970,000	3,991,954	(b)
Structured ARM Loan Trust, 2004-10 2A	2.385%	8/25/34	5,243,907	5,192,066	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.475%	10/25/35	712,751	608,423	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	1,991,084	2,031,824
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	190,000	187,394	(a)
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.474%	5/10/45	21,939,575	2,677,637	(a)(b)
Wachovia Bank Commercial Mortgage Trust, 2005-C17 B	5.287%	3/15/42	3,976,000	4,037,489	(b)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	1,250,000	1,337,570
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.354%	12/15/43	640,000	621,381	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.437%	2/25/33	$132,070	$130,956	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.407%	9/25/33	40,745	42,192	(b)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	321,656	325,028
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A1	0.495%	1/25/45	487,140	460,767	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.425%	7/25/45	61,370	58,134	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.475%	8/25/45	6,908,531	6,602,428	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.445%	10/25/45	120,316	114,978	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.425%	12/25/45	9,264,483	8,871,168	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.445%	12/25/45	139,447	131,498	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.091%	9/25/36	367,276	324,862	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	10,024	10,592
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	318,192	320,347	(a)(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.615%	4/25/36	1,462,048	1,409,517	(b)
WF-RBS Commercial Mortgage Trust, 2011-C2 D	5.647%	2/15/44	2,223,000	2,349,117	(a)(b)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.952%	12/15/45	23,699,289	2,395,026	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.494%	3/15/47	10,742,853	865,638	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	5,160,000	5,223,107	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.360%	8/15/47	37,300,000	3,033,348	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.926%	10/15/57	2,600,000	2,469,977	(b)
WFLD Mortgage Trust, 2014-MONT A	3.880%	8/10/31	3,460,000	3,572,450	(a)(b)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $582,147,755)				574,749,737

MORTGAGE-BACKED SECURITIES - 27.4%
FHLMC - 3.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/39	884,191	993,704
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-11/1/41	10,534,184	11,566,960
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-4/1/32	678,908	767,341
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,456,314	1,663,068
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	6/1/33-8/1/35	4,024,460	4,468,267
Federal Home Loan Mortgage Corp. (FHLMC)	2.340%	10/1/35	856,233	913,920	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.545%	1/1/36	204,609	218,231	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,831	8,220	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.190%	2/1/37	119,823	127,123	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	1.945%	4/1/37	73,501	77,682	(b)

Federal Home Loan Mortgage Corp. (FHLMC)	2.425%	8/1/37	4,011,740	4,331,665	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.285%	1/1/38	213,998	227,823	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42-8/1/43	4,535,586	4,799,285
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	11/1/42	90,319	92,321
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	2,607,409	2,748,845
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19-3/1/44	25,391,120	27,782,814
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	149,109	160,838

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FHLMC - (continued)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	$22,698,562	$24,124,701
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/20/29-10/14/44	3,200,000	3,271,808	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-4/1/43	10,656,157	11,046,726
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	843,066	939,324
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	593,185	676,838
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	1,720,409	1,903,294

Total FHLMC				102,910,798

FNMA - 20.5%
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	856	859
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-5/1/44	49,853,414	54,203,022
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/43	46,382,559	49,087,292
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/42	13,467,173	14,491,640
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	15,110,041	17,107,878
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	163,067	171,688
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	6,558,703	7,464,223
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	6,074,934	6,056,330
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-5/1/40	3,939,071	4,458,793
Federal National Mortgage Association (FNMA)	2.500%	10/20/29	9,400,000	9,452,875	(h)
Federal National Mortgage Association (FNMA)	3.000%	10/20/29	75,400,000	77,662,000	(h)
Federal National Mortgage Association (FNMA)	3.500%	10/20/29-11/13/44	68,300,000	69,893,994	(h)
Federal National Mortgage Association (FNMA)	3.500%	5/1/32-5/1/43	49,619,498	51,188,266
Federal National Mortgage Association (FNMA)	2.597%	6/1/35	2,376,155	2,560,327	(b)
Federal National Mortgage Association (FNMA)	2.145%	7/1/35-10/1/35	3,787,402	4,003,055	(b)
Federal National Mortgage Association (FNMA)	2.128%	8/1/35	352,020	377,031	(b)
Federal National Mortgage Association (FNMA)	2.265%	9/1/35	704,837	751,863	(b)
Federal National Mortgage Association (FNMA)	2.387%	9/1/35	1,131,597	1,213,963	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	8,244,157	9,191,226
Federal National Mortgage Association (FNMA)	2.205%	10/1/35	541,950	580,965	(b)
Federal National Mortgage Association (FNMA)	2.222%	10/1/35	348,615	374,992	(b)
Federal National Mortgage Association (FNMA)	2.362%	10/1/35	521,746	566,541	(b)
Federal National Mortgage Association (FNMA)	3.045%	10/1/35	738,421	788,206	(b)
Federal National Mortgage Association (FNMA)	2.098%	11/1/35	2,306,153	2,441,782	(b)
Federal National Mortgage Association (FNMA)	2.108%	11/1/35	1,490,139	1,582,394	(b)
Federal National Mortgage Association (FNMA)	2.115%	11/1/35	1,017,072	1,075,007	(b)
Federal National Mortgage Association (FNMA)	2.125%	11/1/35	1,339,583	1,430,454	(b)
Federal National Mortgage Association (FNMA)	2.502%	9/1/36	559,592	608,287	(b)
Federal National Mortgage Association (FNMA)	2.374%	12/1/36	24,091	25,832	(b)
Federal National Mortgage Association (FNMA)	1.761%	2/1/37	9,274,561	9,706,558	(b)
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	4,696,942	4,629,631
Federal National Mortgage Association (FNMA)	4.000%	10/14/44-11/13/44	90,500,000	95,259,094	(h)
Federal National Mortgage Association (FNMA)	4.500%	10/14/44	26,400,000	28,483,124	(h)
Federal National Mortgage Association (FNMA)	5.000%	10/14/44	49,300,000	54,394,844	(h)

Total FNMA				581,284,036

GNMA - 3.3%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	19,237	19,396
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	82,194	93,193
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	89,902	95,282

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - (continued)
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	$14,185,124	$16,282,030
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/41	15,043,120	17,091,646
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	556,453	624,799
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	2,281,933	2,538,864
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	11,611,021	12,653,420
Government National Mortgage Association (GNMA) I	3.500%	10/23/44	1,200,000	1,239,937	(h)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	466,532	532,679
Government National Mortgage Association (GNMA) II	3.500%	10/23/44	8,200,000	8,472,906	(h)
Government National Mortgage Association (GNMA) II	4.000%	10/23/44	32,500,000	34,442,379	(h)

Total GNMA				94,086,531

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $770,813,705)				778,281,365

MUNICIPAL BONDS - 0.2%
Illinois - 0.2%
Chicago, IL, GO, Taxable Project (Cost - $5,380,000)	6.314%	1/1/44	5,380,000	5,489,268

SOVEREIGN BONDS - 5.0%
Brazil - 0.1%
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	2,460,000	2,435,400

Chile - 0.1%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	1,750,000	1,750,613	(a)

Colombia - 0.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	11,700,000	12,870,000

Indonesia - 0.3%
Republic of Indonesia, Notes	3.750%	4/25/22	4,346,000	4,193,890	(i)
Republic of Indonesia, Notes	3.750%	4/25/22	280,000	270,200	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	317,913	(i)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,190,000	1,237,600	(i)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	362,950	(i)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	911,000	1,004,377	(a)

Total Indonesia				7,386,930

Mexico - 1.9%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	132,160
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	169,494
United Mexican States, Senior Notes	4.750%	3/8/44	680,000	674,900
United Mexican States, Senior Notes	5.550%	1/21/45	48,980,000	54,416,780

Total Mexico				55,393,334

Poland - 0.6%
Republic of Poland, Senior Notes	4.000%	1/22/24	16,860,000	17,323,650

Russia - 0.5%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	11,488,135	12,869,354	(i)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Russia - (continued)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	$1,822,100	$2,041,171	(a)

Total Russia				14,910,525

South Africa - 0.4%
Republic of South Africa, Senior Notes	5.875%	9/16/25	10,730,000	11,803,000

Turkey - 0.7%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,160,000	1,232,500
Republic of Turkey, Senior Bonds	5.750%	3/22/24	8,810,000	9,353,577
Republic of Turkey, Senior Notes	7.000%	3/11/19	1,870,000	2,094,400
Republic of Turkey, Senior Notes	7.500%	11/7/19	590,000	677,910
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,180,000	2,398,000
Republic of Turkey, Senior Notes	6.625%	2/17/45	3,030,000	3,389,812

Total Turkey				19,146,199

TOTAL SOVEREIGN BONDS (Cost - $134,495,057)				143,019,651

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.5%
U.S. Government Agencies - 5.5%
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	16,050,000	15,957,199
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	12,923,058
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	15,110,000	21,470,539
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	66,300,000	58,803,724
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	118,554
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	5,872,809
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,052,799
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,697,913
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,328,782
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,810,000	10,112,853
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	7,280,000	6,683,397
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	880,000	800,631
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,108,879
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	6,410,000	5,996,613
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,116,129
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,478,309

Total U.S. Government Agencies				157,522,188

U.S. Government Obligations - 1.0%
U.S. Treasury Bonds	3.750%	11/15/43	950,000	1,050,046
U.S. Treasury Bonds	3.375%	5/15/44	13,410,000	13,845,825
U.S. Treasury Notes	0.250%	10/31/15	150,000	150,164
U.S. Treasury Notes	0.750%	10/31/17	2,530,000	2,497,980
U.S. Treasury Notes	1.625%	4/30/19	260,000	259,025
U.S. Treasury Notes	1.750%	9/30/19	850,000	848,871
U.S. Treasury Notes	2.000%	5/31/21	90,000	88,959
U.S. Treasury Notes	2.375%	8/15/24	240,000	237,225
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,097,270
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	1,077,864

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - (continued)
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	$14,430,000	$5,610,370

Total U.S. Government Obligations				27,763,599

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $170,998,507)				185,285,787

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.8%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	13,238,743	16,382,944
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,892,416	4,480,000
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	16,321,410	14,408,737
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	15,070,042	14,906,396

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $52,051,467)				50,178,077

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 30-Year Bonds Futures, Call @ $138.00 (Cost - $16,803)		10/24/14	21	22,641

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,821,296,859)				2,852,738,373

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 7.9%
U.S. Government Agencies - 7.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	10/17/14	$25,000,000	24,999,333	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	11/26/14	13,000,000	12,998,382	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	11/28/14	25,000,000	24,996,778	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/18/15	33,900,000	33,866,744	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/2/11	25,000,000	24,998,275	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.080%	11/26/14	53,000,000	52,993,405	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.140%	6/1/15	50,000,000	49,981,450	(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $224,787,557)				224,834,367

TOTAL INVESTMENTS - 108.4% (Cost - $3,046,084,416#)				3,077,572,740
Liabilities in Excess of Other Assets - (8.4)%				(238,212,368)

TOTAL NET ASSETS - 100.0%				$2,839,360,372

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of September 30, 2014.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
SCHEDULE OF WRITTEN OPTIONS
U.S. Treasury 5-Year Notes, Call	10/24/14	$118.25	128	$45,000
U.S. Treasury 5-Year Notes, Put	10/24/14	118.00	128	31,000
U.S. Treasury 5-Year Notes, Put	10/24/14	117.50	161	17,609
U.S. Treasury 10-Year Notes, Call	10/24/14	125.00	579	244,266
U.S. Treasury 10-Year Notes, Call	10/24/14	125.50	113	28,250
U.S. Treasury 10-Year Notes, Call	10/24/14	126.00	85	11,953
U.S. Treasury 10-Year Notes, Call	10/24/14	126.50	106	8,281
U.S. Treasury 10-Year Notes, Call	11/21/14	127.00	458	78,719
U.S. Treasury 10-Year Notes, Call	2/20/15	125.50	19	13,656
U.S. Treasury 10-Year Notes, Put	10/24/14	124.00	53	17,391
U.S. Treasury 10-Year Notes, Put	11/21/14	124.00	127	77,391
U.S. Treasury 10-Year Notes, Put	11/21/14	122.00	170	26,562
U.S. Treasury 10-Year Notes, Put	2/20/15	121.50	19	13,953
U.S. Treasury 30-Year Bonds, Call	10/24/14	139.00	240	161,250
U.S. Treasury 30-Year Bonds, Call	10/24/14	140.00	64	25,000
U.S. Treasury 30-Year Bonds, Call	10/24/14	141.00	29	6,797
U.S. Treasury 30-Year Bonds, Call	11/21/14	141.00	85	51,797
U.S. Treasury 30-Year Bonds, Call	11/21/14	142.00	53	22,359
U.S. Treasury 30-Year Bonds, Put	11/21/14	136.00	95	86,094

TOTAL WRITTEN OPTIONS (Premiums received - $1,224,483)				$967,328

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$348,437,108	$0	*	$348,437,108
Other corporate bonds & notes	—	573,950,058	—		573,950,058
Asset-backed securities	—	172,040,662	21,284,019		193,324,681
Collateralized mortgage obligations	—	574,749,737	—		574,749,737
Mortgage-backed securities	—	778,281,365	—		778,281,365
Municipal bonds	—	5,489,268	—		5,489,268
Sovereign bonds	—	143,019,651	—		143,019,651
U.S. government & agency obligations	—	185,285,787	—		185,285,787
U.S. Treasury inflation protected securities	—	50,178,077	—		50,178,077
Purchased options	$22,641	—	—		22,641

Total long-term investments	$22,641	$2,831,431,713	$21,284,019		$2,852,738,373

Short-term investments†	—	224,834,367	—		224,834,367

Total investments	$22,641	$3,056,266,080	$21,284,019		$3,077,572,740

Other financial instruments:
Futures contracts	$1,418,713	—	—		$1,418,713
OTC credit default swaps on corporate issues - sell protection‡	—	$50,766	—		50,766
OTC credit default swaps on credit indices - sell protection‡	—	441,125	—		441,125
Centrally cleared credit default swaps on corporate issues - sell protection	—	31,632	—		31,632

Total other financial instruments	$1,418,713	$523,523	—		$1,942,236

Total	$1,441,354	$3,056,789,603	$21,284,019		$3,079,514,976

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$967,328	—	—		$967,328
Futures contracts	1,297,769	—	—		1,297,769
Centrally cleared interest rate swaps	—	$3,442,393	—		3,442,393
OTC interest rate swaps‡	—	2,173,674	—		2,173,674
OTC credit default swaps on corporate issues - sell protection‡	—	16,028	—		16,028
OTC credit default swaps on corporate issues - buy protection‡	—	230,255	—		230,255

Total	$2,265,097	$5,862,350	$—		$8,127,447

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the total notional value of all credit default swaps to sell protection is $44,873,660. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund held written options, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $3,387,285. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,940,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$105,879,070
Gross unrealized depreciation	(74,390,746)

Net unrealized appreciation	$31,488,324

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	54	12/14	$13,466,425	$13,466,925	$500
90-Day Eurodollar	1,775	6/16	436,323,169	436,361,563	38,394
90-Day Eurodollar	1,107	12/16	270,717,548	270,647,663	(69,885)
U.S. Treasury 5-Year Notes	1,440	12/14	170,608,462	170,291,251	(317,211)
U.S. Treasury Ultra Long-Term Bonds	1,652	12/14	252,299,861	251,930,000	(369,861)

					(718,063)

Contracts to Sell:
90-Day Eurodollar	942	6/18	227,729,338	$228,270,150	(540,812)
U.S. Treasury 2-Year Notes	65	12/14	14,227,680	14,224,844	2,836
U.S. Treasury 10-Year Notes	2,669	12/14	333,374,874	332,665,828	709,046
U.S. Treasury Long-Term Bonds	1,308	12/14	181,049,312	180,381,375	667,937

					839,007

Net unrealized appreciation on open futures contracts					$120,944

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	1,322	$698,860
Options written	22,518	9,885,724
Options closed	(4,343)	(2,458,620)
Options exercised	(5,826)	(2,599,292)
Options expired	(10,959)	(4,302,189)

Written options, outstanding as of September 30, 2014	2,712	$1,224,483

At September 30, 2014, the Fund held TBA securities with a total cost of $382,755,633.

At September 30, 2014, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	$(217,465)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(176,109)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(378,054)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(249,722)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(430,716)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(446,092)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(275,516)

Total	$27,680,000				—	$(2,173,674)

CENTRALLY CLEARED INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
JPMorgan Chase & Co.	$25,300,000	10/7/23	4.860% semi-annually	3-Month LIBOR	$(1,373,340)	$(3,442,393)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$2,710,000	6/20/21	0.92%	1.000% quarterly	$14,237	$31,560	$(17,323)
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	7,100,000	3/20/24	1.03%	1.000% quarterly	(16,028)	(148,155)	132,127
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	1,700,000	3/20/15	0.16%	2.930% quarterly	22,352	—	22,352
Deutsche Bank AG (Metlife Inc., 4.750% due 2/8/21)	1,820,000	9/20/21	0.94%	1.000% quarterly	6,822	20,807	(13,985)
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	1,400,000	6/20/21	0.92%	1.000% quarterly	7,355	17,197	(9,842)

Total	$14,730,000				$34,738	$(78,591)	$113,329

Notes to Schedule of Investments (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC (Marriott International Inc., 5.810%, due 11/10/15)	$4,400,000	12/20/15	0.08%	0.730% monthly	$(35,131)	—	$(35,131)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	4,120,000	12/20/16	0.42%	1.040% quarterly	(56,449)	—	(56,449)
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.10%	1.130% quarterly	(34,939)	—	(34,939)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.24%	0.690% quarterly	(26,976)	—	(26,976)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.12%	0.580% quarterly	(44,656)	—	(44,656)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	0.83%	0.890% quarterly	(5,925)	—	(5,925)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.06%	0.480% quarterly	(26,179)	—	(26,179)

Total	$27,680,000				$(230,255)	—	$(230,255)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC (PrimeX.FRM.1)	$4,303,660	7/25/36	4.420% monthly	$441,125	$340,304	$100,821

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
BNP Paribas (Markit CDX.NA.IG.22 Index)	$25,840,000	6/20/19	1.000% quarterly	$414,443	$382,811	$31,632

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

			Futures Contracts		Centrally Cleared Swap Contracts		OTC
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$22,641	$(967,328)	$1,418,713	$(1,297,769)	—	$(3,442,393)	$(2,173,674)	$(6,439,810)
Credit Risk	—	—	—	—	$31,632	—	245,608	277,240

Total	$22,641	$(967,328)	$1,418,713	$(1,297,769)	$31,632	$(3,442,393)	$(1,928,066)	$(6,162,570)

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$127,713
Written options	1,016,074
Futures contracts (to buy)	811,746,597
Futures contracts (to sell)	781,804,261

Average Notional Balance
Interest rate swap contracts	$203,526,000
Credit default swap contracts (to buy protection)	61,859,000
Credit default swap contracts (to sell protection)	21,159,052

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014